SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Hess Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing party:
	4)	Date Filed:

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Online
Go to www.envisionreports.com/HES or scan the QR code – login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m. (ET) on June 4, 2019.

Important Notice Regarding the Availability of Proxy Materials for the

Hess Corporation Annual Meeting of Stockholders to be Held on Wednesday, June 5, 2019

The proxy materials for the Hess Corporation Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or e-mail copy. Information about the items to be voted on and the location of the annual meeting are provided on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/HES.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 21, 2019 to facilitate timely delivery.

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031FYF

Hess Corporation’s Annual Meeting of Stockholders will be held on Wednesday, June 5, 2019 at Hess Corporation, 1501 McKinney Street, Houston, Texas 77010 at 9:00 a.m., local time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees.

1.	Election of eleven directors to serve for one-year terms expiring in 2020:

01 - R.F. CHASE

02 - T.J. CHECKI

03 - L.S. COLEMAN, JR.

04 - J.B. HESS

05 - E.E. HOLIDAY

06 - R. LAVIZZO-MOUREY

07 - M.S. LIPSCHULTZ

08 - D. MCMANUS

09 - K.O. MEYERS

10 - J.H. QUIGLEY

11 - W.G. SCHRADER

The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.	Advisory vote to approve the compensation of our named executive officers.
3.	Ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2019.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

All stockholders are cordially invited to attend the Annual Meeting, although only stockholders of record at the close of business on April 15, 2019, the record date for the Annual Meeting, will be entitled to vote at the meeting. Directions to attend the Annual Meeting, where you may vote in person, can be found at www.hess.com/company/contact/hess-offices.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.envisionreports.com/HES. Click Cast Your Vote or Request Materials.

–	Phone – Call us free of charge at 1-866-641-4276.

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Email – Send an email to investorvote@computershare.com with “Proxy Materials Hess Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 21, 2019.